EXHIBIT 99.1

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

FINANCIAL STATEMENTS

DECEMBER 31, 2016

F-1

F-2

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of

Enigma Technology International Corporation

We have audited the accompanying balance sheet of Enigma Technology International Corporation ("the Company")(Note 1) as of December 31, 2016, and the related statements of comprehensive income, stockholders' equity and cash flows for the period from November 24, 2016 (inception) through December 31, 2016. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of the Company’s internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2016, and the results of its operations and its cash flows for the period from November 24, 2016 (inception) through December 31, 2016, in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has suffered losses from operations that may raise doubt about its ability to continue as a going concern. Management's plans in regard to these matters are also described in Note 3. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Centurion ZD CPA Limited

Centurion ZD CPA Limited

Hong Kong, China

May 15, 2017

F-3

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Balance Sheet

December 31, 2016

ASSETS

Current Assets:
Cash at bank	$586
Prepayments (note 1)	100,000
Total current assets	100,586

Total assets	$100,586

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current Liabilities:
Advance from director	69,299
Total liabilities	69,299

Commitments and Contingencies	-

Stockholders’ Equity:
Common shares, THB10 ($0.28) par value; 500,000 shares authorized, issued and fully paid	141,363
Accumulated losses	(112,405)
Accumulated other comprehensive income	2,329

Total stockholders' equity	31,287

Total liabilities and stockholders’ equity	$100,586

See accompanying notes to financial statements.

F-4

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Statement of Comprehensive Income

For the period from November 24, 2016 (inception) through December 31, 2016

Revenues	$-

General and administrative expenses	(112,405)

Loss before income tax	(112,405)

Income tax	-

Net loss	$(112,405)

Other comprehensive income:
Foreign currency translation adjustment	2,329

Comprehensive loss	$(110,076)

See accompanying notes to financial statements.

F-5

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Statement of Stockholders’ Equity

For the period from November 24, 2016 (inception) through

December 31, 2016

				Accumulated
	Common Shares			Other	Total
	Number of		Accumulated	Comprehensive	Stockholders'
	Shares	Amount	Losses	Income	Equity
Issuance of common shares	500,000	141,363	-	-	141,363

Foreign currency translation	-	-	-	2,329	2,329

Net loss	-	-	(112,405)	-	(112,405)

Balance - December 31, 2016	500,000	141,363	(112,405)	2,329	31,287

See accompanying notes to financial statements.

F-6

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

Statement of Cash Flows

For the period from November 24, 2016 (inception)through December 31, 2016

Cash flows from operating activities:
Net loss	$(112,405)
Changes in assets and liabilities:
Prepayments	(100,000)
Net cash used in operating activities	(212,405)

Cash flows from financing activities:
Issuance of common shares	141,363
Advance from director	69,299
Net cash provided by financing activities	210,662

Effect of exchange rate changes on cash	2,329

Net increase in cash, and cash at bank at the end of period	$586

Supplemental disclosures of cash flow information Cash paid during the period for:
Interest	$-
Income taxes	$-

See accompanying notes to financial statements.

F-6

F-7

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

1.	ORGANIZATION AND BUSINESS

Enigma Technology International Corporation (“Enigma BVI” or the “Company”) was incorporated on February 22, 2017 in the British Virgin Islands).

On May 15, 2017, the Company, Digiwork (Thailand) Co. Ltd (a company incorporated on November 24, 2016 in Thailand)(“Digiwork”) and the shareholders of Digiwork entered into the following commercial arrangements, or collectively, VIE Agreements, pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork.

Pursuant to an Exclusive Technology Consulting and Service Agreement, Enigma BVI agreed to act as the exclusive consultant of Digiwork and provide technology consulting and services to Digiwork. In exchange, Digiwork agreed to pay Enigma BVI a technology consulting and service fee, the amount of which is decided by Enigma BVI on the basis of the work performed and commercial value of the services and the fee amount to be equivalent to the amount of net profit before tax of Digiwork on quarterly basis, provided that the minimum amount of which is no less than Thai baht (THB) 30,000 (approximately USD $841) per quarter. Without the prior written consent of Enigma BVI, Digiwork may not accept the same or similar technology consulting and services provided by any third party during the term of the agreement. All the benefits and interests generated from the agreement, including but not limited to intellectual property rights, know-how and trade secrets, will be Enigma BVI’s sole and exclusive rights. The term of this agreement will expire on May 15, 2027 and may be extended unilaterally by Enigma BVI with Enigma BVI's written confirmation prior to the expiration date. Digiwork cannot terminate the agreement early unless Enigma BVI commits fraud, gross negligence or illegal acts, or becomes bankrupt or winds up;

Pursuant to an Exclusive Purchase Option Agreement, the shareholders of Digiwork granted to Enigma BVI and any party designated by Enigma BVI the exclusive right to purchase at any time during the term of this agreement all or part of the equity interests in Digiwork, or the “Equity Interests,” at a purchase price equal to the registered capital paid by the shareholder of Digiwork for the Equity Interests, or, in the event that applicable law requires an appraisal of the Equity Interests, the lowest price permitted under applicable law;

Pursuant to powers of attorney executed by each of the shareholders of Digiwork, such shareholders irrevocably authorized any person appointed by Enigma BVI to exercise all shareholder rights, including but not limited to voting on their behalf on all matters requiring approval of Digiwork’s shareholders, disposing of all or part of the shareholder's equity interest in Digiwork, and electing, appointing or removing directors and executive officers. The person designated by Enigma BVI is entitled to dispose of dividends and profits on the equity interest subject to the instructions of the shareholder. Each power of attorney will remain in force for so long as the shareholder remains a shareholder of Digiwork. Each shareholder has waived all the rights which have been authorized to Enigma BVI’s designated person under each power of attorney;

F-8

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

Pursuant to equity pledge agreements, each of the shareholders of Digiwork pledged all of the Equity Interests to Enigma BVI to secure the full and complete performance of the obligations and liabilities on the part of Digiwork and each of its shareholders under this and the above contractual arrangements. If Digiwork or the shareholders of Digiwork breach their contractual obligations under these agreements, then Enigma BVI, as pledgee, will have the right to dispose of the pledged equity interests. The shareholders of Digiwork agree that, during the term of the equity pledge agreements, they will not dispose of the pledged equity interests or create or allow any encumbrance on the pledged equity interests, and they also agree that Enigma BVI’s rights relating to the equity pledge should not be prejudiced by the legal actions of the shareholders, their successors or their designatees. During the term of the equity pledge, Enigma BVI has the right to receive all of the dividends and profits distributed on the pledged equity. The equity pledge agreements will terminate on the second anniversary of the date when Digiwork and the shareholders of Digiwork have completed all their obligations under the contractual agreements described above.

F-9

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

1.	ORGANIZATION AND BUSINESS (continued)

As a result of the above contractual arrangements, Enigma BVI has substantial control over Digiwork’s daily operations and financial affairs, election of their senior executives and all matters requiring shareholder approval. Furthermore, as the primary beneficiary of Digiwork, Enigma BVI is entitled to consolidate the financial results of Digiwork in its own consolidated financial statements under Financial Accounting Standards Board Accounting Standard Codification (ASC) Topic 810 and related subtopics related to the consolidation of variable interest entities, or ASC Topic 810.

Digiwork (Thailand) Co., Ltd. was established and incorporated in Thailand on November 24, 2016. The authorized capital of the Company is THB5,000,000, divided into 500,000 common shares with a par value of THB10 per share, which has been fully paid up as of December 31, 2016.

Digiwork was set up pursuant to a joint business agreement among its shareholders on August 4, 2016 and as amended and restated on March 31, 2017 (“JBA”). Pursuant to the JBA, Digiwork is obligated to pay a total of $10,000,000 to a shareholder of Digiwork, namely Digiwork Co., Ltd. (“Digiwork Korea”, a 100% wholly owned subsidiary of a 40% shareholder of the Company). As the consideration for such payments, Digiwork Korea agrees to provide research and development services to Digiwork for a period of five years commencing from March 31, 2017, payable as follows:

-	$100,000 payable on or before December 31, 2016;
-	$1,900,000 payable on or before June 30, 2017;
-	$2,100,000 payable on or before December 31, 2017; and
-	The remaining balance of $5,900,000 payable on or before December 31, 2017 (“Final Payment”).

The date and amount of the Final Payment shall be automatically adjusted depending on the amount of the accumulated profits of Digiwork and shall be made out of Digiwork’s profits only. The first $100,000 has been paid by Digiwork as of December 31, 2016.

Digiwork Korea also agrees to provide/grant Digiwork full and exclusive licenses of any new launches, developments, improvements and any other intellectual property rights so developed by Digiwork Korea. The territories for such licenses are in Thailand, Vietnam, Myanmar, Laos, Cambodia, United Arab Emirates and Qatar.

Digiwork was authorized by Digiwork Korea to be an official licensee and distributor of its technology exclusively in Thailand, Vietnam, Myanmar, Laos, Cambodia, United Arab Emirates and Qatar, and the authorization covers all four of Digiwork Korea’s coding technology: image, audio, web and security coding. This technology enables governments and enterprises around the world to give digital identities to media and objects that computers can sense and recognize, and to which they can react.

F-10

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

1.	ORGANIZATION AND BUSINESS (continued)

Enigma BVI is contemplating a proposed reverse merger transaction with IWEB, Inc., a company incorporated in the USA and whose common stock is quoted on the Over the Counter Bulletin Board under the symbol “IWBB”.

These financial statements have been titled "Enigma Technology International Corporation" because:

i.	Enigma Technology International Corporation is the primary beneficiary of Digiwork (Thailand) Co., Ltd., its variable interest entity (“VIE”), and its operations.
ii.	Other than its 100% beneficial interests in Digiwork, Enigma BVI has no significant assets and no other business operations.
iii.	The proposed reverse merger transaction with Iweb, Inc. would take place under the name of Enigma Technology International Corporation.

Enigma BVI’s business address is at 121/34, RS Tower, 8th Floor, Ratchadaphisek Road, Din Daeng Sup-district, Din Daeng, Bangkok, Thailand.

Organization and reorganization

Enigma BVI was incorporated on February 22, 2017 in the British Virgin Islands with limited liability as an investment holding company. Upon incorporation, Enigma BVI issued 50,000 shares at US$1 each. Enigma BVI owned as to 57% by Mr. Ratanaphon Wongnapachant, 3% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd., a KOSDAQ-listed corporation.

Digiwork (Thailand) Co. Ltd was incorporated in Thailand with limited liability on November 24, 2016. Digiwork was also held as to 57% by Mr. Ratanaphon Wongnapachant, 3% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd.

F-11

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

On May 15, 2017, Enigma BVI, Digiwork and the shareholders of Digiwork entered into the abovementioned VIE Agreements, pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork. The change in control of and the acquisition of Digiwork by Enigma BVI have been accounted for as common control transaction in a manner similar to a pooling of interests and there was no recognition of any goodwill or excess of the acquirers’ interest in the net fair value of the acquirees’ identifiable assets, liabilities and contingent liabilities over cost at the time of the common control combinations. Therefore, this transaction was recorded at historical cost with a reclassification of equity from retained profits to additional paid in capital to reflect the deemed value of consideration given in the local jurisdiction and the capital structure of Enigma BVI.

The financial statements of the Company include all of the accounts of the Company and its VIE entity, Digiwork.

Basis of Presentation

The financial statements have been prepared in accordance with United States of America generally accepted accounting principles (“U.S. GAAP”).

Use of Estimates

The preparation of these financial statements requires management of the Company to make estimates and judgments that affect the reported amounts of assets, liabilities, revenues, costs and expenses, and related disclosures. On an on-going basis, the Company evaluates its estimates based on historical experience and on various other assumptions that are believed to be reasonable under the circumstances, the results of which form the basis for making judgments about the carrying values of assets and liabilities that are not readily apparent from other sources. Actual results may differ from these estimates under different assumptions or conditions. Identified below are the accounting policies that reflect the Company’s most significant estimates and judgments, and those that the Company believes are the most critical to fully understanding and evaluating its financial statements.

Basis of Consolidation

Enigma BVI’s consolidated financial statements include the accounts of Enigma and its consolidated VIE. All intercompany transactions and balances are eliminated.

F-12

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

VIE Consolidation

The Company’s VIE is owned as to 57% by Mr. Ratanaphon Wongnapachant, 3% by Ms. Chanikarn Lertchawalitanon, and 40% by S-Mark Co. Ltd., a KOSDAQ-listed corporation. For consolidated VIE, management made evaluations of the relationships between the Company and the VIE and the economic benefit flow of contractual arrangements with the VIE. In connection with such evaluation, management also took into account the fact that, as a result of such contractual arrangements, the Company controls the shareholders’ voting interests in these VIE. As a result of such evaluation, management concluded that Enigma is the primary beneficiary of its consolidated VIE.

Owing to the Thailand legal restrictions on foreign ownership in particular, Enigma BVI currently conducts the coding business in Thailand through Digiwork, which it effectively controls through a series of contractual arrangements. The Company consolidates in its consolidated financial statements of the VIE of which the Company is the primary beneficiary.

Since Enigma BVI was incorporated in 2017, the financial statements for the period from November 24, 2016 (inception) to December 31, 2016 presented herewith reflects solely the financial information of the Company’s consolidated VIE.

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, the price is fixed or determinable, collection is reasonably assured and delivery of products has occurred or services have been rendered. Customer payments received prior to the recognition of revenue are recorded as advance from customers.

The Company has earned no revenue since its inception.

F-13

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Foreign Currency and Foreign Currency Translation

An entity’s functional currency is the currency of the primary economic environment in which it operates, normally that is the currency of the environment in which the entity primarily generates and expends cash. Management’s judgment is essential to determine the functional currency by assessing various indicators, such as cash flows, sales price and market, expenses, financing and inter-company transactions and arrangements. The functional currency of the Company is the Thai Baht (“THB”).

Foreign currency transactions denominated in currencies other than the functional currency are translated into the functional currency using the exchange rates prevailing at the dates of the transactions. Monetary assets and liabilities denominated in foreign currencies at the balance sheet date are re-measured at the applicable rates of exchange in effect at that date. Gains and losses resulting from foreign currency re-measurement are included in the statement of comprehensive income.

The financial statements are presented in U.S. dollars. Assets and liabilities are translated into U.S. dollars at the current exchange rate in effect at the balance sheet date, and revenues and expenses are translated at the average of the exchange rates in effect during the reporting period. Stockholders’ equity accounts are translated using the historical exchange rates at the date the entry to stockholders’ equity was recorded, except for the change in retained earnings during the period, which is translated using the historical exchange rates used to translate each period’s income statement. Differences resulting from translating THB to the reporting currency are recorded in accumulated other comprehensive income in the balance sheet.

Translation of amounts from THB into U.S. dollars has been made at the following exchange rates:

December 31, 2016
Balance sheet items, except for equity accounts	THB35.6666 to $1

For the period from November 24, 2016 (inception) through December 31, 2016
Income statement and cash flows items	THB35.3699 to $1

F-14

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Income Taxes

Income taxes are accounted for using an asset and liability approach which requires the recognition of income taxes payable or refundable for the current year and deferred tax liabilities and assets for the future tax consequences of events that have been recognized in the Company’s financial statements or tax returns. Deferred income taxes are determined based on the differences between the accounting basis and the tax basis of assets and liabilities and are measured using the currently enacted tax rates and laws. Deferred tax assets are reduced by a valuation allowance, if based on available evidence, it is considered that it is more likely than not that some portion of or all of the deferred tax assets will not be realized. In making such determination, the Company considers factors including future reversals of existing taxable temporary differences, future profitability, and tax planning strategies. If events were to occur in the future that would allow the Company to realize more of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the deferred tax assets that would increase income for the period when those events occurred. If events were to occur in the future that would require the Company to realize less of its deferred tax assets than the presently recorded net amount, an adjustment would be made to the valuation allowance against deferred tax assets that would decrease income for the period when those events occurred. Significant management judgment is required in determining income tax expense and deferred tax assets and liabilities.

The Company’s deferred tax assets relate to net operating losses and temporary differences between accounting basis and tax basis for its operations, which are subject to corporate income tax in Thailand.

Thailand Withholding Tax on Dividends

Dividends payable by a foreign invested enterprise in Thailand to its foreign investors are subject to a 10% withholding tax, unless any foreign investor’s jurisdiction of incorporation has a tax treaty with Thailand that provides for a different withholding arrangement.

Uncertain Tax Positions

Management reviews regularly the adequacy of the provisions for taxes as they relate to the Company’s income and transactions. In order to assess uncertain tax positions, the Company applies a more likely than not threshold and a two-step approach for tax position measurement and financial statement recognition. For the two-step approach, the first step is to evaluate the tax position for recognition by determining if the weight of available evidence indicates that it is more likely than not that the position will be sustained, including resolution of related appeals or litigation processes, if any. The second step is to measure the tax benefit as the largest amount that is more than 50% likely to be realized upon settlement.

F-15

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Fair Value of Financial Instruments

U.S. GAAP establishes a three-tier hierarchy to prioritize the inputs used in the valuation methodologies in measuring the fair value of financial instruments. This hierarchy also requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The three-tier fair value hierarchy is:

Level 1 – observable inputs that reflect quoted prices (unadjusted) for identical assets or liabilities in active markets.

Level 2 – include other inputs that are directly or indirectly observable in the market place.

Level 3 – unobservable inputs which are supported by little or no market activity.

The carrying value of the Company’s financial instruments, including cash at bank and payable to a director approximate their fair value due to their short maturities.

Comprehensive Income

Comprehensive income is defined as the change in equity of a company during a period from transactions and other events and circumstances excluding transactions resulting from investments from owners and distributions to owners. Accumulated other comprehensive income includes cumulative foreign currency translation adjustment.

Recently Issued Accounting Pronouncements

In May 2014, the FASB issued ASU No. 2014-09, ‘‘Revenue from Contracts with Customers (Topic 606).’’ This guidance supersedes current guidance on revenue recognition in Topic 605, ‘‘Revenue Recognition.” In addition, there are disclosure requirements related to the nature, amount, timing, and uncertainty of revenue recognition. In August 2015, the FASB issued ASU No.2015-14 to defer the effective date of ASU No. 2014-09 for all entities by one year. For public business entities that follow U.S. GAAP, the deferral results in the new revenue standard are being effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2017, with early adoption permitted for interim and annual periods beginning after December 15, 2016. The Company will apply the new revenue standard beginning January 1, 2018, and will not early adopt. The Company is currently in the process of analyzing the Company’s revenue streams in accordance with the new revenue standard to determine the impact on the Company’s financial statements.

F-16

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements (continued)

In November 2015, the FASB issued ASU No. 2015-17, Income Taxes (Topic 740): Balance Sheet Classification of Deferred Taxes, which simplifies the presentation of deferred income taxes by requiring deferred tax assets and liabilities to be classified as noncurrent on the balance sheet. The amendments in this update are effective for financial statements issued for annual periods beginning after December 15, 2016, and interim periods within those annual periods. Early adoption is permitted. Additionally, the new guidance may be applied either prospectively to all deferred tax liabilities and assets or retrospectively to all periods presented. The Company does not expect this standard to have a material impact on its financial statements.

On January 5, 2016, the FASB issued ASU 2016-01 (“ASU 2016-01”), Recognition and Measurement of Financial Assets and Financial Liabilities, which amends certain aspects of recognition, measurement, presentation and disclosure of financial instruments. This amendment requires all equity investments to be measured at fair value, with changes in the fair value recognized through net income (other than those accounted for under equity method of accounting or those that result in consolidation of the investee). This standard will be effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. The Company does not expect this standard to have a material impact on its financial statements.

On February 25, 2016, the FASB issued ASU No. 2016-02 (“ASU 2016-02”), Leases. ASU 2016-02 specifies the accounting for leases. For operating leases, ASU 2016-02 requires a lessee to recognize a right-of-use asset and a lease liability, initially measured at the present value of the lease payments, in its balance sheet. The standard also requires a lessee to recognize a single lease cost, calculated so that the cost of the lease is allocated over the lease term, on a generally straight-line basis. In addition, this standard requires both lessees and lessors to disclose certain key information about lease transactions. ASU 2016-02 is effective for public companies for annual reporting periods, and interim periods within those years, beginning after December 15, 2018. Early adoption is permitted. The Company does not expect this standard to have a material impact on its financial statements.

F-17

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements (continued)

In June 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-13, Financial Instruments-Credit Losses (Topic 326), which requires entities to measure all expected credit losses for financial assets held at the reporting date based on historical experience, current conditions, and reasonable and supportable forecasts. This replaces the existing incurred loss model and is applicable to the measurement of credit losses on financial assets measured at amortized cost. This guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2019. Early application will be permitted for all entities for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2018. The Company does not expect this standard to have a material impact on its financial statements.

In August 2016, the FASB issued Accounting Standards Update (“ASU”) 2016-15, Statement of Cash Flows – Classification of Certain Cash Receipts and Cash Payments, which clarifies the presentation and classification of certain cash receipts and cash payments in the statement of cash flows. This guidance is effective for financial statements issued for fiscal years beginning after December 15, 2017, and interim periods within those fiscal years. Early adoption is permitted. The Company does not expect this standard to have a material impact on its financial statements.

In November 2016, the FASB issued Accounting Standards Update (“ASU”) No. 2016-18, Statement of Cash Flows (Topic 230): Restricted Cash. The guidance requires that a statement of cash flows explain the change during the period in the total of cash, cash equivalents, and amounts generally described as restricted cash or restricted cash equivalents. Therefore, amounts generally described as restricted cash and restricted cash equivalents should be included with cash and cash equivalents when reconciling the beginning-of-period and end-of-period total amounts shown on the statement of cash flows. The standard is effective for fiscal years beginning after December 15, 2017, and interim period within those fiscal years. Early adoption is permitted, including adoption in an interim period. The standard should be applied using a retrospective transition method to each period presented. The Company does not expect this standard to have a material impact on its financial statements.

In January 2017, the FASB issued Accounting Standards Update (“ASU”) No. 2017-01, Business Combinations (Topic 805): Clarifying the Definition of a Business, which clarifies the definition of a business with the objective of adding guidance to assist entities with evaluating whether transactions should be accounted for as acquisitions or disposals of assets or businesses. The standard is effective for fiscal years beginning after December 15, 2017, including interim periods within those fiscal years. Early adoption is permitted. The standard should be applied prospectively on or after the effective date. The Company does not expect this standard to have a material impact on its financial statements.

F-18

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

2.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

Recently issued accounting pronouncements (continued)

In January 2017, the FASB issued Accounting Standards Update (“ASU”) 2017-04, “Simplifying the Test for Goodwill Impairment.” The guidance removes Step 2 of the goodwill impairment test, which requires a hypothetical purchase price allocation. A goodwill impairment will now be the amount by which a reporting unit’s carrying value exceeds its fair value, not to exceed the carrying amount of goodwill. The guidance should be adopted on a prospective basis for the annual or any interim goodwill impairment tests beginning after December 15, 2019. Early adoption is permitted for interim or annual goodwill impairment tests performed on testing dates after January 1, 2017. The Company does not expect this standard to have a material impact on its financial statements.

3.	GOING CONCERN

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. The Company has incurred losses resulting in an accumulated deficit of $112,405 as of December 31, 2016. These conditions raise substantial doubt about the Company’s ability to continue as a going concern. The ability to continue as a going concern is dependent upon the Company generating profitable operations in the future and/or obtaining the necessary financing to meet its obligations and repay its liabilities arising from normal business operations when they become due. There can be no assurance that the Company will be successful in its plans described above or in attracting equity or alternative financing on acceptable terms, or if at all.

These financial statements do not include any adjustments to the recoverability and classification of recorded asset amounts and classification of liabilities that might be necessary should the Company be unable to continue as a going concern.

4.	AMOUNT DUE TO A DIRECTOR

2016
Due to a director
Mr. Ratanaphon Wongnapachant	$69,299

The amount was unsecured, non-interest bearing and repayable on demand.

5.	SHAREHOLDERS’ EQUITY

The share capital balance as of December 31, 2016 represented the issued capital of Digiwork.

F-19

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

6.	INCOME TAXES

The statutory corporate income tax in Thailand (“CIT”) is 20%.

The Company, with a paid-in capital not exceeding THB 5 million at the end of any accounting period and income from the sale of goods and/or the provision of services not exceeding THB 30 million in any accounting period, is subject to CIT in Thailand at the following reduced rates:

For accounting periods no later than December 31, 2016:

Net profit
Nil – THB300,000 ($8,411)	0%
THB300,000 – THB1,000,000 ($84,112) ($28,037)	10%
Over THB1,000,000 ($28,037)	20%

For accounting periods beginning on or after January 1, 2017:

Net profit
Nil – THB300,000	0%
THB300,000 – THB3,000,000 ($84,112)	15%
Over THB3,000,000 ($84,112)	20%

A reconciliation of the provision for income taxes determined at the statutory income tax rate to the Company's income taxes is as follows:

2016

Loss before income taxes	$(191,696)
Thailand statutory CIT rate	20%
Income tax credit computed at statutory CIT rate	(38,339)
Reconciling items:
Non-deductible expenses	37,136
Valuation allowance on deferred tax assets	1,203
$-

The tax effects of temporary differences that give rise to significant portions of the deferred tax assets and liabilities as of December 31, 2016 are presented below:

2016

Deferred tax assets	1,193
Net operating loss carried forward
Valuation allowance	(1,193)
$-

F-20

ENIGMA TECHNOLOGY INTERNATIONAL CORPORATION

NOTES TO FINANCIAL STATEMENTS

FOR THE PERIOD FROM NOVEMBER 24, 2016 (INCEPTION) THROUGH

DECEMBER 31, 2016

6.	INCOME TAXES (continued)

As of December 31, 2016, and the Company had net operating loss carry forwards of $5,966, which will expire in various years through 2021. Management believes it is more likely than not that the Company will not realize these potential tax benefits as these operations will not generate any operating profits in the foreseeable future. As a result, a valuation allowance was provided against the full amount of the potential tax benefits.

7.	COMMITMENTS AND CONTINGENCIES

Capital Commitments

Digiwork engaged a related party to provide research and development services for a period of five years commencing from March 31, 2017, with the total contract amount of $10,000,000 (note 1). As of December 31, 2016, the Company has capital commitments of $9,900,000.

Lease Commitments

Rental expense of the Company was $22,539 for the period from November 24, 2016 (inception) through December 31, 2016.

There were no future minimum lease payments under the non-cancellable operating lease with respect to the office premises outstanding as of December 31, 2016.

After December 31, 2016, we have entered into a lease for office space located in Din Daeng Sub-District, Din Daeng District, Bangkok for the period from February 21, 2017 to February 20, 2020. The office space lease amounts total THB127,120 ($3,564) per month.

8.	THAILAND CONTRIBUTION PLAN

In accordance with the rules and regulations in Thailand, the employees of the VIE established in Thailand are required to participate in a defined contribution retirement plan organized by local government. Contributions to this plan are expensed as incurred and other than these monthly contributions, the VIE has no further obligation for the payment of retirement benefits to its employees. For the period from November 24, 2016 (inception) through December 31, 2016, the VIE’s contribution to this plan was minimal.

9.	SUBSEQUENT EVENTS

On May 15, 2017, the Company and Digiwork and the shareholders of Digiwork entered into a series of VIE Agreements (Note 1), pursuant to which the Company has contractual rights to control and operate the businesses of Digiwork.

On May 15, 2017, IWEB, Inc. entered into a share exchange agreement (the “Share Exchange Agreement”) with the Company, and all the shareholders of Enigma BVI, namely, Mr. Ratanaphon Wongnapachant, Ms. Chanikarn Lertchawalitanon and S-Mark Co. Ltd. (collectively the “Shareholders”), to acquire all the issued and outstanding capital stock of the Company in exchange for the issuance to the Shareholders of an aggregate of 63,000,000 restricted shares of IWEB Inc.’s common stock (the “Reverse Merger”) delivered on the Closing Date of the Reverse Merger (the “Closing Shares”). The Reverse Merger closed on May 15, 2017. As a result of the Reverse Merger, the Company is now a wholly-owned subsidiary of IWEB Inc.

F-21